[LOGO OF EATON VANCE    Mutual Funds            [PHOTO OF CALCULATORS AND
 APPEARS HERE]                                   1040 IRS FORM APPEARS HERE]
                        for People

                        Who Pay
EATON VANCE
----------------        Taxes
    Mutual Funds





Annual Report October 31, 1998



                                  EATON VANCE

[PHOTO OF NYSE FLAG
 APPEARS HERE]                   TAX-MANAGED

                                   EMERGING

                                    GROWTH

                                     FUND



[PHOTO OF CALCULATOR TAPE, 1099 FORM,
 AND CALCULATOR APPEARS HERE]

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

Letter to Shareholders


[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President


Eaton Vance Tax-Managed Emerging Growth Fund, Class A shares, had a total return of -2.9% during the year ended October 31, 1998. That return was the result of a decline in net asset value per share (NAV) from $9.74 on October 31, 1998 to $9.46 on October 31, 1998.1

Class B shares had a total return of -3.6% for the same period, the result of a decline in NAV from $9.74 to $9.39.1

Class C shares had a total return of -3.6% for the same period, the result of a decline in NAV from $9.72 to $9.37.1

By comparison, the S&P 600 SmallCap Index - a widely recognized, unmanaged index of small capitalization stocks - had a total return of -11.1% for the same period.2


A slowing global economy and weaker corporate profits led to unprecedented market volatility...

In 1998, a number of factors have contributed to an investment environment almost unprecedented in its volatility. The equity markets staged an impressive rally in the first four months of 1998, followed by a turbulent summer, a sharp decline in August and September that erased the year's gains, and finally a near-full recovery in October. Investor confidence, bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation, kept stock valuations relatively high. However, the dangers that precipitated the market's mid-year plunge still lurk on the horizon:

Asian economies, while stabilized, are still not strong; corporate earnings have been lackluster; and ongoing currency crises in Japan and Brazil continue to worry the credit markets.


The Fund continues to seek emerging growth opportunities for the tax-conscious investor...

Investors should remember that, even in uncertain economic times, many smaller cap companies have continued to generate strong earnings growth. Tax-Managed Emerging Growth Fund focuses on those opportunities, while pursuing a tax-efficient strategy aimed at limiting taxable distributions to shareholders. A tax-managed approach remains an important consideration for many investors, especially following the failure to lower taxes in the last session of Congress.

While volatility in the stock market can be troubling, Eaton Vance believes that, as a normal and healthy part of the investment process, market corrections present good opportunities for long-term investors. Beginning on the following page, Portfolio Manager Edward Smiley discusses the past 12 months and offers his outlook for the year ahead.


                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             November 9, 1998

--------------------------------------------------------------------------------

Fund Information
as of October 31, 1998


Performance3                                          Class A  Class B  Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                -2.9%    -3.6%    -3.6%
Life of Fund+                                           -4.9     -5.6     -5.8

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                -8.4%    -8.4%    -4.6%
Life of Fund+                                           -9.9    -10.0     -5.8
+Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C:9/29/97


Ten Largest Holdings4
--------------------------------------------------------------------------------

Sofamor Danek Group, Inc.                                                  1.8%
Affiliated Computer Services, Inc. Class A                                 1.7
Acxiom Corp.                                                               1.6
Vitesse Semiconductor Corp.                                                1.6
Nova Corp.                                                                 1.6
Abacus Direct Corp.                                                        1.6
Sepracor, Inc.                                                             1.6
Comair Holdings, Inc.                                                      1.6
Papa John's International, Inc.                                            1.5
Jacor Communications, inc.                                                 1.4


1 These returns do not include the 5.75% maximum sales charge for the Fund's
  Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. 2 It is not possible to invest directly in an Index. 3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. 4 Ten largest holdings accounted for 16.0% of the Fund's investments. Holdings are subject to change.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

Management Discussion


[PHOTO OF EDWARD SMILEY APPEARS HERE]

Edward (Jack) Smiley
Portfolio Manager


An interview with Edward (Jack) Smiley, portfolio manager of Eaton Vance Tax-Managed Emerging Growth Fund.

Q:Jack, what effect has the market turbulence of the past year had on smaller-cap stocks?

A:The market has indeed been volatile in the past year and that has had a dramatic effect on valuations within the small cap universe. The price-earnings multiples of small-cap stocks relative to large-cap stocks are the now cheapest they have been in more than a decade. The discrepancy is largely the result of a tidal wave of cash into index funds, which has boosted large-cap stocks while largely neglecting smaller stocks. That suggests much more value in the small-cap segment of the market and has created the opportunities we are seeing today.

Q:There are increasing signs of a slowing global economy. How might that affect smaller stocks?

A:There has historically been little correlation between overall economic growth and small stock performance. Far more important is the direction of interest rates, which have tended to decline in a weaker economy. Typically, periods of declining interest rates have provided a very favorable environment for smaller stocks. Not surprisingly, the Federal Reserve's decision to lower interest rates three times was greeted enthusiastically by investors in the small-cap universe.

  Moreover, these companies tend to operate independent of the overall economy. For example, a software or technology company in a fast-growth phase may continue to prosper in a recession through innovation or product breakthroughs. On the other hand, cyclical sectors such as autos, chemicals, and papers - areas we do not emphasize in the Fund - may be negatively impacted by an economic downturn.

Q:Technology continued to play a large role in the Fund. What companies have you found attractive in that sector?

A:Technology will likely continue to be a mainstay of the Fund. Technology companies are producing the software, information technology, and database management tools that enable companies to improve their productivity, widen profit margins, and increase earnings.

  Among software manufacturers, Fund holding Veritas Software Corp. produces enterprise data storage software which enables companies to prevent data loss and file corruption as well as

--------------------------------------------------------------------------------

Five Largest Industry Weightings1
-------------------------------------------------------------

Information Services                                    17.4%

Health Services                                 9.5%

Business Svcs. Misc.                    5.3%

Oil/Gas Exploration & Production 5.2%

Electronics             4.9%

1 Because the Fund is actively managed, Industry weightings are subject to change. Five largest sector holdings account for 42.3% of the Fund.


--------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

Management Discussion Cont'd


  back-up data. Elsewhere, Sapient Software Corp. manufactures software that provides information technology solutions. The company has been working on products tied to Internet commerce. Finally, IDX Systems Corp. develops office management systems for independent physicians, managed care facilities, and other medical practices.

Q:Health services represented another large commitment for the Fund. Where have you invested among health care companies?

A:The Fund had a wide-ranging exposure to the medical products and health care services areas. Advances in medical research have created excellent opportunities in the drug, biotechnology, and medical device industries. At the same time, a rapidly aging population has improved the prospects for health care service providers.

  In the drug and biotech areas, Sepracor, Inc. was a large Fund investment. The company develops improved chemical entities (ICEs), which are new versions of existing drugs, but without the sometimes-harmful side effects. Sepracor has obtained patents on more than 40 drugs and has reached licensing agreements with several major pharmaceutical companies.

  Among medical device manufacturers, Sofamor-Danek was the Fund's largest holding. The company is the leading manufacturer of implants used to assist spinal fusion and has seen a sharp increase in the number of instrumented procedures. Sofamor has also developed image-guided systems used by physicians during surgery. The company agreed to a takeover in November by Medtronic, Inc. Another device maker, MiniMed, Inc., develops metered dosing devices that provide diabetic patients a steady and more reliable medication flow.

  Finally, in the health care delivery area, Renal Care Group, Inc. provides dialysis and ancillary treatments for patients with kidney disease. The company's earnings have risen 70% in 1998 due to an increase in the number of procedures, improved cost controls, and an aggressive acquisition strategy.

Q:You mentioned that smaller companies often thrive on innovation. Could you give an example?

A:Yes. Abacus Direct Corp. is a good example of a company that has found its own niche through an innovative marketing effort. As most consumers know, the retailing industry today is increasingly competitive, with traditional store retailers competing with catalogs and more recently, Internet-based retailers. The result is a much more fragmented retail market. Abacus Direct collects consumers' spending data and compiles that data into an extensive database that is sold to the retail sector. The Abacus database provides catalog retailers a good profile of who might be a potential customer. That service helps retailers more closely target their marketing efforts, thereby improving results while significantly reducing costs.

Q:Did you have any major holdings among consumer-related companies?

A:Yes. One of the Fund's largest holdings was Papa John's International, Inc.
  This pizza restaurant chain has expanded to 1,800 corporate-owned and franchised stores and continues to pursue an ambitious expansion program. The company has made quality and fresh ingredients the hallmarks of its food prod-

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

MANAGEMENT DISCUSSION CONT'D


  ucts and has consistently been voted near the top in consumer pizza surveys.

Q:Jack, looking ahead, what is your outlook for emerging growth stocks in the coming year?

A:The valuations of smaller stocks are certainly compelling at recent levels.
  As I indicated earlier, I'm encouraged by the Fed's recent decision to lower interest rates. Another positive is the rapid advances in the technology and medical areas, each well represented in the Fund. These advances tend to have a more significant impact on smaller companies' revenues and earnings growth than on their large-cap counterparts.

  It is worthwhile to remember that smaller stocks have historically outperformed most other asset classes over the long-term. We believe that it is a sound investment strategy to devote a portion of one's assets to this segment of the market and to maintain a four-to-seven year outlook.

  Finally, it is important to note that in a slowing economy, investors look for companies that are able to maintain relatively strong earnings momentum. That trait is characteristic of many of the companies in the small-cap, emerging company universe. These companies typically have their own product cycles, which are independent of the broad economic cycle, and may, therefore, represent opportunities at a time when the large cap universe is in retreat. Given the two-year period of underperformance for this segment of the market, the group may well be poised for a recovery. I believe that Tax-Managed Emerging Growth Fund is well-positioned to share in those emerging opportunities.


Comparison of Change in Value of a $10,000 investment in Eaton Vance Tax-Managed Emerging Growth Fund, Class A vs.
Standard & Poor's 600 Small Cap Index

                           [LINE GRAPH APPEARS HERE]

    Date        Fund/NAV            Fund/OP           S&P 600       S&P 500
 9/30/97         $10,000             $9,428           $10,000       $10,000
10/31/97          $9,682             $9,128            $9,568        $9,669
11/30/97          $9,523             $8,978            $9,498       $10,114
12/31/97          $9,930             $9,363            $9,690       $10,287
 1/31/98          $9,811             $9,250            $9,501       $10,405
 2/28/98         $10,616            $10,009           $10,367       $11,151
 3/31/98         $11,044            $10,412           $10,763       $11,722
 4/30/98         $11,113            $10,478           $10,826       $11,843
 5/31/98         $10,358             $9,766           $10,252       $11,635
 6/30/98         $10,885            $10,262           $10,281       $12,108
 7/31/98         $10,119             $9,541            $9,496       $11,983
 8/31/98          $8,151             $7,685            $7,663       $10,251
 9/30/98          $8,996             $8,482            $8,132       $10,906
10/31/98          $9,404             $8,866            $8,509       $11,797


Performance**                                        Class A  Class B  Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                               -2.9%    -3.6%    -3.6%
Life of Fund+                                          -4.9     -5.6     -5.8
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                               -8.4%    -8.4%    -4.6%
Life of Fund+                                          -9.9    -10.0     -5.8
+Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 9/25/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.
  The chart compares the Fund's total return with that of the S&P 600 SmallCap Index, a broad-based, unmanaged market index of small-capitalization stocks and the S&P 500 Index, an unmanaged index commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices` total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index. With this report, we are establishing the S&P 600 SmallCap Index as the Fund's primary benchmark in the belief that it more accurately reflects the Fund's investment universe than does the S&P 500 Index. We are including both Indices in this report. An investment in the Fund's Class B shares on 9/30/97 at net asset value would have been worth $9,325 on October 31, 1998; $8,859 including applicable CDSC. An investment in the Fund's Class C shares on 9/30/97 at net asset value would have been worth $9,305 on October 31, 1998.
**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.
  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS


Common Stocks -- 95.9%

Security                                          Shares     Value
--------------------------------------------------------------------------------

Advertising -- 2.5%
--------------------------------------------------------------------------------
Catalina Marketing Corp.(1)                       14,000     $   667,625
Harte-Hanks Communications, Inc.                  45,900       1,115,944
Outdoor Systems, Inc.(1)                          31,000         683,938
--------------------------------------------------------------------------------
                                                             $ 2,467,507
--------------------------------------------------------------------------------

Banks - Regional -- 4.3%
--------------------------------------------------------------------------------
City National Corp.                               28,000     $   957,250
Colonial Bancgroup, Inc. (The)                    58,600         765,463
Cullen/Frost Bankers, Inc.                        20,000       1,065,000
Northfork Bancorp                                 46,400         922,200
Sovereign Bancorp., Inc.                          43,720         573,825
--------------------------------------------------------------------------------
                                                             $ 4,283,738
--------------------------------------------------------------------------------

Banks and Money Services -- 0.7%
--------------------------------------------------------------------------------
Bank United Corp.                                 17,000     $   677,345
--------------------------------------------------------------------------------
                                                             $   677,345
--------------------------------------------------------------------------------

Broadcasting and Cable -- 3.3%
--------------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A(1)              36,000     $ 1,179,000
Heftel Broadcasting Corp.(1)                      16,000         658,000
Jacor Communications, Inc.(1)                     26,000       1,429,999
--------------------------------------------------------------------------------
                                                             $ 3,266,999
--------------------------------------------------------------------------------

Business Products and Services -- 3.0%
--------------------------------------------------------------------------------
CN Maximus, Inc.(1)                               41,000     $ 1,189,000
Gartner Group, Inc., Class A(1)                   25,000         496,875
Personnel Group of America, Inc.(1)               61,000         945,500
United Rentals, Inc.(1)                           12,300         330,563
--------------------------------------------------------------------------------
                                                             $ 2,961,938
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 5.3%
--------------------------------------------------------------------------------
Boron, LePore & Associates, Inc.(1)               21,000     $   567,000
Concord EFS, Inc.(1)                              22,600         644,100
Corrections Corporation of America(1)             43,300         833,525
Human Genome Sciences, Inc.(1)                    20,800         720,200
On Assignment, Inc.(1)                            27,700         941,800
Sylvan Learning Systems, Inc.(1)                  25,000         771,875
United Road Services, Inc.(1)                     51,600         825,600
--------------------------------------------------------------------------------
                                                             $ 5,304,100
--------------------------------------------------------------------------------

Communications Equipment -- 1.8%
--------------------------------------------------------------------------------
Comverse Technology, Inc.(1)                      26,000     $ 1,196,000
ECI Telecommunications                            17,300         573,063
--------------------------------------------------------------------------------
                                                             $ 1,769,063
--------------------------------------------------------------------------------

Communications Services -- 0.8%
--------------------------------------------------------------------------------
McLeodUSA, Inc.(1)                                22,400     $   819,000
--------------------------------------------------------------------------------
                                                             $   819,000
--------------------------------------------------------------------------------

Computer Software -- 0.9%
--------------------------------------------------------------------------------
Brio Technology, Inc.(1)                          47,200     $   389,400
International Integration, Inc.(1)                31,700         475,500
--------------------------------------------------------------------------------
                                                             $   864,900
--------------------------------------------------------------------------------

Consumer Services -- 1.3%
--------------------------------------------------------------------------------
Strayer Education, Inc.                           37,500     $ 1,275,000
--------------------------------------------------------------------------------
                                                             $ 1,275,000
--------------------------------------------------------------------------------

Drugs -- 2.3%
--------------------------------------------------------------------------------
Genzyme Corp., Class A(1)                         11,000     $   462,688
Parexel International Corp.(1)                    13,000         286,813
Sepracor, Inc.(1)                                 22,600       1,550,924
--------------------------------------------------------------------------------
                                                             $ 2,300,425
--------------------------------------------------------------------------------

Electrical Equipment -- 2.2%
--------------------------------------------------------------------------------
Level One Communications, Inc.(1)                 45,000     $ 1,184,063
Micrel, Inc.(1)                                   23,700         779,138
Oak Industries, Inc.(1)                            8,000         216,500
--------------------------------------------------------------------------------
                                                             $ 2,179,701
--------------------------------------------------------------------------------

Electronics - Instruments -- 4.9%
--------------------------------------------------------------------------------
Adtran, Inc.(1)                                   15,000     $   380,157
Cognex Corp.(1)                                   31,000         480,500
Helix Technology Corp.                             8,025          91,786
Microchip Technology, Inc.(1)                     25,000         676,563
Novellus System, Inc.(1)                           7,000         271,688
Sanmina Corp.(1)                                  30,000       1,230,000
Sipex Corp.(1)                                    34,400         954,600
Synopsys, Inc.(1)                                 17,000         769,250
--------------------------------------------------------------------------------
                                                             $ 4,854,544
--------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares     Value
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 4.0%
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                        35,100     $ 1,298,700
Linear Technologies Corp.                         10,000         596,250
PMC-Sierra, Inc.(1)                               11,000         493,625
Vitesse Semiconductor Corp.(1)                    49,200       1,586,699
--------------------------------------------------------------------------------
                                                             $ 3,975,274
--------------------------------------------------------------------------------

Entertainment -- 1.4%
--------------------------------------------------------------------------------
MGM Grand, Inc.(1)                                16,000     $   418,000
Speedway Motorsports, Inc.(1)                     44,100         926,100
--------------------------------------------------------------------------------
                                                             $ 1,344,100
--------------------------------------------------------------------------------

Financial - Specialty -- 0.6%
--------------------------------------------------------------------------------
Enhance Finance Service Group, Inc.               22,200     $   545,288
--------------------------------------------------------------------------------
                                                             $   545,288
--------------------------------------------------------------------------------

Foods -- 1.3%
--------------------------------------------------------------------------------
Lance, Inc.                                       65,272     $ 1,248,327
--------------------------------------------------------------------------------
                                                             $ 1,248,327
--------------------------------------------------------------------------------

Furniture and Appliances -- 0.4%
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                       13,000     $   446,875
--------------------------------------------------------------------------------
                                                             $   446,875
--------------------------------------------------------------------------------

Health Care Services -- 0.7%
--------------------------------------------------------------------------------
NCS Healthcare, Inc., Class A(1)                  39,000     $   687,375
--------------------------------------------------------------------------------
                                                             $   687,375
--------------------------------------------------------------------------------

Health Services -- 9.4%
--------------------------------------------------------------------------------
American Retirement Corp.(1)                      45,400     $   692,350
Biomatrix, Inc.(1)                                17,000         799,000
Compdent Corp.(1)                                 45,000         534,375
Express Scripts, Inc., Class A(1)                 14,500       1,416,469
Health Management Associates, Inc., Class A(1)    38,000         676,875
MedQuist, Inc.(1)                                 20,000         538,750
MiniMed, Inc.(1)                                  17,900         993,450
Omnicare, Inc.                                    21,000         725,813
Renal Care Group, Inc.(1)                         34,900       1,016,463
Serologicals Corp.(1)                             37,000         837,125
Sunrise Assisted Living, Inc.(1)                  26,500       1,141,156
--------------------------------------------------------------------------------
                                                             $ 9,371,826
--------------------------------------------------------------------------------

Information Services -- 17.4%
--------------------------------------------------------------------------------
Abacus Direct Corp.(1)                            32,000     $ 1,559,999
Acxiom Corp.(1)                                   64,300       1,615,537
Affiliated Computer Services, Inc., Class A(1)    45,200       1,672,399
Aspect Development, Inc.(1)                       27,700         875,148
BISYS Group, Inc. (The)(1)                        29,000       1,268,750
Dendrite International(1)                         13,000         268,125
Documentum, Inc.(1)                               34,000       1,156,000
DST Systems, Inc.(1)                              15,800         790,000
IDX Systems Corp.(1)                              17,000         720,375
J.D. Edwards, Inc.(1)                             24,000         786,000
Keane, Inc.(1)                                    18,000         598,500
Legato Systems, Inc.(1)                            5,800         226,925
Medical Manager Corp.(1)                          45,500       1,131,813
New Era of Networks(1)                             3,000         147,750
Nova Corp.(1)                                     54,725       1,580,183
Sapient Corp.(1)                                  10,000         450,625
Siebel Systems, Inc.(1)                           24,000         490,500
SunGard Data Systems, Inc.(1)                     23,900         806,625
Veritas Software Corp.(1)                         22,000       1,102,750
--------------------------------------------------------------------------------
                                                             $17,248,004
--------------------------------------------------------------------------------

Insurance -- 3.6%
--------------------------------------------------------------------------------
Mercury General Corp.                             32,000     $ 1,360,000
Mutual Risk Management Ltd.                       34,700       1,173,294
Reinsurance Group of America, Inc.                22,100       1,049,750
--------------------------------------------------------------------------------
                                                             $ 3,583,044
--------------------------------------------------------------------------------

Investment Services -- 2.8%
--------------------------------------------------------------------------------
Centura Banks, Inc.                               19,500     $ 1,345,500
E*Trade Group, Inc.(1)                            44,000         792,000
PIMCO Advisors Holdings L.P.                      19,600         616,175
--------------------------------------------------------------------------------
                                                             $ 2,753,675
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.9%
--------------------------------------------------------------------------------
ResortQuest International, Inc.(1)                40,000     $   352,500
Rio Hotel and Casino, Inc.(1)                     39,000         546,000
--------------------------------------------------------------------------------
                                                             $   898,500
--------------------------------------------------------------------------------

Machinery -- 0.7%
--------------------------------------------------------------------------------
Varco International, Inc.(1)                      60,000     $   648,750
--------------------------------------------------------------------------------
                                                             $   648,750
--------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares     Value
--------------------------------------------------------------------------------

Medical Products -- 3.4%
--------------------------------------------------------------------------------
Haemonetics Corp.(1)                              39,500     $   851,719
Ocular Sciences, Inc.(1)                          29,700         746,213
Sofamor Danek Group, Inc.(1)                      17,800       1,808,924
--------------------------------------------------------------------------------
                                                             $ 3,406,856
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 5.2%
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                             71,000     $ 1,020,625
Devon Energy Corp.                                24,700         836,713
Louis Dreyfus Natural Gas(1)                      82,000       1,194,125
Newfield Exploration Co.(1)                       54,800       1,332,325
Vintage Petroleum, Inc.                           60,000         780,000
--------------------------------------------------------------------------------
                                                             $ 5,163,788
--------------------------------------------------------------------------------

Publishing -- 1.3%
--------------------------------------------------------------------------------
Central Newspapers, Inc., Class A                 20,200     $ 1,329,413
--------------------------------------------------------------------------------
                                                             $ 1,329,413
--------------------------------------------------------------------------------

REITS -- 1.2%
--------------------------------------------------------------------------------
Public Storage, Inc.                              43,000     $ 1,147,563
--------------------------------------------------------------------------------
                                                             $ 1,147,563
--------------------------------------------------------------------------------

Retail - Food and Drug -- 1.5%
--------------------------------------------------------------------------------
Papa John's International, Inc.(1)                39,700     $ 1,507,360
--------------------------------------------------------------------------------
                                                             $ 1,507,360
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 3.3%
--------------------------------------------------------------------------------
Bed Bath and Beyond, Inc.(1)                      51,700     $ 1,424,981
O'Reilly Automotive, Inc.(1)                      19,100         747,288
The Mens Wearhouse, Inc.(1)                       47,400       1,149,450
--------------------------------------------------------------------------------
                                                             $ 3,321,719
--------------------------------------------------------------------------------

Semiconductor Equipment -- 0.7%
--------------------------------------------------------------------------------
PRI Automation, Inc.(1)                           40,000     $   692,500
--------------------------------------------------------------------------------
                                                             $   692,500
--------------------------------------------------------------------------------

Transportation -- 2.8%
--------------------------------------------------------------------------------
Comair Holdings, Inc.                             47,000     $ 1,545,124
Swift Transportation Co., Inc.(1)                 55,000       1,215,159
--------------------------------------------------------------------------------
                                                             $ 2,760,283
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $92,114,898)                            $95,104,780
--------------------------------------------------------------------------------

Commercial Paper -- 4.6%

                                           Face Amount
Security                                   (000 omitted)     Value
--------------------------------------------------------------------------------
General Electric Capital Co., 5.69%,
11/2/98                                    $4,567            $ 4,566,278
--------------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $4,566,278)                             $ 4,566,278
--------------------------------------------------------------------------------

Total Investments -- 100.5%
    (identified cost $96,681,176)                            $99,671,058
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (0.5)%                        (539,594)
--------------------------------------------------------------------------------


Net Assets -- 100.0%                                         $99,131,464
--------------------------------------------------------------------------------

(1) Non-income producing security.


                        See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of October 31, 1998
Assets
--------------------------------------------------------------------------------
Investments at value, (identified cost, $96,681,176)        $ 99,671,058
Cash                                                               2,900
Receivable for investments sold                                1,584,479
Receivable for Fund shares sold                                1,194,658
Dividends receivable                                              40,946
Deferred organization expenses                                     7,898
--------------------------------------------------------------------------------
Total assets                                                $102,501,939
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                           $  2,970,499
Payable for Fund shares redeemed                                 298,787
Other accrued expenses                                           101,189
--------------------------------------------------------------------------------
Total liabilities                                           $  3,370,475
--------------------------------------------------------------------------------
Net Assets                                                  $ 99,131,464
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $107,181,293
Accumulated net realized loss (computed on the basis
 of identified cost)                                         (11,039,711)
Net unrealized appreciation (computed on the basis
 of identified cost)                                           2,989,882
--------------------------------------------------------------------------------
Total                                                       $ 99,131,464
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 28,035,076
Shares Outstanding                                             2,964,113
Net Asset Value and Redemption Price Per Share
    (net assets divided by shares of beneficial interest
     outstanding)                                           $       9.46
Maximum Offering Price Per Share
    (100 divided by 94.25 of $9.46)                         $      10.04
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 52,641,258
Shares Outstanding                                             5,608,117
Net Asset Value, Offering Price and Redemption Price
 Per Share
    (net assets divided by shares of beneficial interest
     outstanding)                                           $       9.39
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 18,455,130
Shares Outstanding                                             1,969,874
Net Asset Value, Offering Price and Redemption Price
 Per Share
    (net assets divided by shares of beneficial interest
     outstanding)                                           $       9.37
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends                                                   $    170,037
Interest                                                         227,498
--------------------------------------------------------------------------------
Total investment income                                     $    397,535
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $    390,191
Trustees fees and expenses                                         3,736
Distribution and service fees
    Class A                                                          871
    Class B                                                      289,052
    Class C                                                      110,895
Custodian fee                                                    144,620
Transfer and dividend disbursing agent fees                       86,055
Registration fees                                                 43,298
Legal and accounting services                                     36,322
Printing and postage                                              30,372
Amortization of organization expenses                              1,995
Miscellaneous                                                     18,042
--------------------------------------------------------------------------------
Total expenses                                              $  1,155,449
--------------------------------------------------------------------------------

Net investment loss                                         $   (757,914)
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $(10,966,248)
--------------------------------------------------------------------------------
Net realized loss                                           $(10,966,248)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $  3,443,625
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $  3,443,625
--------------------------------------------------------------------------------


Net realized and unrealized loss                            $ (7,522,623)
--------------------------------------------------------------------------------


Net decrease in net assets from operations                  $ (8,280,537)
--------------------------------------------------------------------------------


                        See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended        Period Ended
in Net Assets                             October 31, 1998  October 31, 1997(1)
--------------------------------------------------------------------------------
From operations --
    Net investment income (loss)              $   (757,914)        $     8,149
    Net realized loss                          (10,966,248)            (73,463)
    Net change in unrealized
        appreciation (depreciation)              3,443,625            (453,743)
--------------------------------------------------------------------------------
Net decrease in net assets
    from operations                           $ (8,280,537)        $  (519,057)
--------------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --
    Proceeds from sale of shares
        Class A                               $ 31,916,155         $ 4,869,539
        Class B                                 55,874,763           8,974,780
        Class C                                 21,292,030           2,116,676
    Cost of shares redeemed
        Class A                                 (5,597,177)           (816,967)
        Class B                                 (7,461,062)            (36,915)
        Class C                                 (3,200,764)                 --
--------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                        $ 92,823,945         $15,107,113
--------------------------------------------------------------------------------


Net increase in net assets                    $ 84,543,408         $14,588,056
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $ 14,588,056         $        --
--------------------------------------------------------------------------------
At end of year                                $ 99,131,464         $14,588,056
--------------------------------------------------------------------------------


Accumulated undistributed
net investment income
(loss) included in net assets
--------------------------------------------------------------------------------
At end of year                                $         --         $     8,149
--------------------------------------------------------------------------------
(1) For the period from the start of business, September 25, 1997, to October 31, 1997.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                 Year Ended                             Period Ended
                                                                 October 31, 1998                       October 31, 1997
                                                        ----------------------------------  ----------------------------------------
                                                         Class A     Class B     Class C     Class A(1)    Class B(2)    Class C(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $  9.740    $  9.740    $  9.720    $ 10.000      $ 10.000      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            $ (0.040)   $ (0.090)   $ (0.092)   $  0.008      $  0.005      $  0.003
Net realized and unrealized loss                          (0.240)     (0.260)     (0.258)     (0.268)       (0.265)       (0.283)
------------------------------------------------------------------------------------------------------------------------------------
Net loss from operations                                $ (0.280)   $ (0.350)   $ (0.350)   $ (0.260)     $ (0.260)     $ (0.280)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $  9.460    $  9.390    $  9.370    $  9.740      $  9.740      $  9.720
------------------------------------------------------------------------------------------------------------------------------------

Total Return(3)                                            (2.87)%     (3.59)%     (3.60)%     (2.60)%       (2.60)%       (2.80)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $ 28,035    $ 52,641    $ 18,455    $  3,925      $  8,613      $  2,051
Ratios (As a percentage of average daily net assets):
    Expenses                                                1.21%       2.04%       2.21%       0.63%(4)      1.37%(4)      1.56%(4)
    Net investment income (loss)                           (0.57)%     (1.41)%     (1.58)%      1.83%(4)      1.13%(4)      0.90%(4)
Portfolio Turnover                                           110%        110%        110%          7%            7%            7%
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 25, 1997, to October 31, 1997.
(2) For the period from the commencement of offerings of Class B and Class C shares, September 29, 1997, to October 31, 1997.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Annualized.


                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


1   Significant Accounting Policies
--------------------------------------------------------------------------------
    Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund, which is a series of Eaton Vance Mutual Funds Trust (the Trust), seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Fund. The Fund has three classes of shares. Class A shares are sold at the effective public offering price, which is based on the effective net asset value per share plus the applicable sales charge. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $10,797,209 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2006 ($10,740,877) and on October 31, 2005 ($56,332).

    C Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2   Distributions to Shareholders
--------------------------------------------------------------------------------
    It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income and (b) at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years). Income dividends are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the ex-date.

    The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss and paid-in capital of $749,765 due to permanent differences between book and tax accounting for net operating loss carryovers and distributions to shareholders. Net investment loss, net realized loss and net assets were not affected by these reclassifications.

3   Investment Adviser Fee and Other Transactions
    with Affiliates
--------------------------------------------------------------------------------
    The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of the average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 1998, the fee amounted to $390,191. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1998, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers and directors/trustees of EVM. Eaton Vance Distributors, Inc.
    (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $113,598 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 1998.

4   Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1998, as computed on a federal income tax basis, are as follows:


    Aggregate cost                                              $ 96,923,678
    -------------------------------------------------------------------------
    Gross unrealized appreciation                               $  8,451,502

    Gross unrealized depreciation                                 (5,704,122)
    -------------------------------------------------------------------------

    Net unrealized appreciation                                  $ 2,747,380
    -------------------------------------------------------------------------

5   Shares of Beneficial Interest
--------------------------------------------------------------------------------
    The Declaration of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Year Ended October 31,
                                         ------------------------------------
    Class A                                  1998               1997(1)
    -------------------------------------------------------------------------
    Sales                                 3,136,112            483,988

    Redemptions                            (574,893)           (81,094)
    -------------------------------------------------------------------------

    Net increase                          2,561,219            402,894
    -------------------------------------------------------------------------

    (1)For the period from the start of business, September 25, 1997, to October 31, 1997.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



                                                     Year Ended October 31,
                                               ---------------------------------
   Class B                                        1998                  1997(2)
--------------------------------------------------------------------------------
   Sales                                        5,475,478               887,994

   Redemptions                                   (751,650)               (3,705)
--------------------------------------------------------------------------------
   Net increase                                 4,723,828               884,289
--------------------------------------------------------------------------------

   (2) For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.


                                                     Year Ended October 31,
                                               ---------------------------------
   Class C                                        1998                  1997(3)
--------------------------------------------------------------------------------
   Sales                                        2,095,183               210,914

   Redemptions                                   (336,223)                   --
--------------------------------------------------------------------------------
   Net increase                                 1,758,960               210,914
--------------------------------------------------------------------------------

   (3) For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.

6   Distribution and Service Plans
--------------------------------------------------------------------------------
    The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1998, in the amount of $871 for Class A.

    The Fund has also adopted distribution plans ("Class B Plan" and "Class C Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 1998, the Fund paid or accrued $256,424 and $83,171, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,514,000 and $1,259,000 for Class B and Class C shares, respectively.

    In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, EVD currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, EVD will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1998, in the amount of $32,628 and $27,724 for Class B and Class C shares, respectively. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


7   Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) may be imposed on certain Class A shares redeemed within 12 months of purchase. A CDSC is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). For Class B the CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

    No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
    Note 6). CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be retained by the Fund. EVD received approximately $69,000 and $10,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 1998.


8   Line of Credit
--------------------------------------------------------------------------------
    The Fund participates with other funds and portfolios managed by EVM and its affiliates in a $80 million, ($130 million effective November 12, 1998) unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the Eurodollar rate or federal funds advanced funding rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 1998.

9   Investment Transactions
--------------------------------------------------------------------------------
    Purchases and sales of investments, other than short-term obligations, aggregated $153,545,897 and $64,530,003, respectively, for the year ended October 31, 1998.

10  Subsequent Event
--------------------------------------------------------------------------------
    On October 19, 1998, the Board of Trustees of the Trust approved a merger plan whose terms provide that the Fund acquire substantially all of the assets and liabilities of Worldwide Developing Resources Portfolio. The transaction will occur after the close of business December 18, 1998.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Tax-Managed
Emerging Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) as of October 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 1998, and the period from the start of business, September 25, 1997, to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  December 4, 1998

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1998 INVESTMENT MANAGEMENT

Eaton Vance Tax-Managed Emerging Growth Fund


Officers                       Independent Trustees
James B. Hawkes                Jessica M. Bibliowicz
President and Trustee          President and Chief Operating Officer,
                               John A. Levin & Company
William H. Ahern, Jr.          Director, Baker, Fentress & Company
Vice President
                               Donald R. Dwight
Thomas J. Fetter               President, Dwight Partners, Inc.
Vice President
                               Samuel L. Hayes, III
Robert B. MacIntosh            Jacob H. Schiff Professor of Investment Banking,
Vice President                 Emeritus, Harvard University Graduate School of
                               Business Administration
Michael B. Terry
Vice President                 Norton H. Reamer
                               Chairman and Chief Executive Officer,
James L. O'Connor              United Asset Management Corporation
Treasurer
                               Lynn A. Stout
Alan R. Dynner                 Professor of Law,
Secretary                      Georgetown University Law Center

                               John L. Thorndike
                               Formerly Director, Fiduciary Company Incorporated

                               Jack L. Treynor
                               Investment Adviser and Consultant

Investment Adviser and Administrator of Eaton Vance
Tax-Managed Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street,16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110






Eaton Vance
Tax-Managed Emerging Growth Fund
24 Federal Street
Boston, MA 02110






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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                     MGSRC-12/98